EXHIBIT 99.2
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                                                             NASDAQ SYMBOL: FSLA

FIRST SENTINEL BANCORP, INC.
1000 Woodbridge Center Drive, PO Box 5003, Woodbridge, New Jersey 07095
Phone: (732) 726-9700      Internet: www.firstsentinelbancorp.com
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NEWS RELEASE
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FOR IMMEDIATE RELEASE                      CONTACT:  THOMAS M. LYONS
December 22, 2003                                    Executive Vice President
                                                     and Chief Financial Officer
                                                     Ph: (732) 726-9700
                                                     Fax: (732) 726-5542

                 FIRST SENTINEL BANCORP, INC. ANNOUNCES EXPECTED
             RESTATEMENT OF PREVIOUS FINANCIAL INFORMATION, IMPACT
              ON 2003 FINANCIAL RESULTS AND AMENDMENT OF DIRECTORS
                               DEFERRED FEE PLAN


         WOODBRIDGE, NJ, DECEMBER 22, 2003. First Sentinel Bancorp, Inc. (NASDAQ: FSLA), ("First Sentinel" or the "Company"), parent company of First Savings Bank, announced that it will restate results for the nine months ended September 30, 2003, and the years ended December 31, 2002, 2001, and 2000 to conform its accounting for the Company's Directors Deferred Fee Plan in accordance with Emerging Issues Task Force (EITF) Issue No. 97-14, ACCOUNTING FOR DEFERRED COMPENSATION ARRANGEMENTS WHERE AMOUNTS EARNED ARE HELD IN RABBI TRUST AND INVESTED. In accordance with EITF Issue No. 97-14, the Company has determined that a deferred compensation obligation liability is required to be recognized for the fair value of the common stock held in the underlying rabbi trust, with changes in the fair value of the common stock being recorded as a periodic charge or credit to compensation cost. As a result, the Company expects to restate results for the nine months ended September 30, 2003, and the years ended December 31, 2002, 2001 and 2000. In addition, the Plan has been amended as to its operation and structure and in accordance with EITF Issue No. 97-14, the Company expects that the deferred compensation obligation will be reclassified from liabilities to a component of stockholders' equity effective in the fourth quarter of 2003, with no further changes in the fair value of the common stock required to be recognized as a periodic charge or credit to compensation costs.

         As more fully described in the table attached, the Company expects that the restatements will result in a reduction in reported net income of $2,144,000 for the nine-months ended September 30, 2003 and $1,169,000, $826,000, $1,271,000 for the years ended December 31, 2002, 2001 and 2000, respectively, as well as reported earnings per share (basic and diluted) for each of these periods. The restatements are also expected to result in the recognition of a deferred compensation obligation liability of $17,400,000, recognition of a deferred tax asset of $5,600,000 and a corresponding reduction to originally reported stockholders' equity at September 30, 2003 of $11,800,000. The Company expects to amend each of its Quarterly Reports on Form 10-Q for 2003, and its Annual Report on Form 10-K for 2002.

         The reclassification, due to the amendment of the Plan, is expected to result in an increase of $17,400,000 in the fourth quarter of 2003 to stockholders' equity (restated), or $5,600,000 from stockholders' equity (as originally reported) at September 30, 2003.

         First Sentinel announced its definitive agreement to merge into Provident Financial Services, Inc. ("Provident") on December 22, 2003. The amendment to the Plan and the expected restatement were disclosed to Provident during due diligence and will have no effect on the merger transaction.

         First Sentinel, through its subsidiary, First Savings Bank currently operates 22 branch offices in Middlesex, Monmouth, Somerset and Union Counties, New Jersey.



Statements contained in this news release that are not historical fact are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated due to a large number of factors. Factors that may cause a difference include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention and changes in legislation and regulation. First Sentinel Bancorp assumes no obligation for updating any such forward-looking statements at any time.












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




SELECTED FINANCIAL DATA (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   As Previously       As Restated    Dollar Change         Percent
                                                                        Reported                                             Change
  At and for the year ended December 31, 2000
  Total Assets                                                        $1,968,709        $1,972,080           $3,371           0.17%
  Total Liabilities                                                    1,746,546         1,757,450           10,904           0.62%
  Stockholders' Equity                                                   222,163           214,630           (7,533)         -3.39%
  Tangible Book Value Per Share                                             6.59              6.55            (0.04)         -0.61%

  Net Income                                                              22,968            21,697           (1,271)         -5.53%
  Basic Earnings Per Share                                                  0.69              0.67            (0.02)         -2.90%
  Diluted Earnings Per Share                                                0.68              0.64            (0.04)         -5.88%

  At and for the year ended December 31, 2001
  Total Assets                                                         2,138,919         2,142,734            3,815           0.18%
  Total Liabilities                                                    1,883,792         1,896,031           12,239           0.65%
  Stockholders' Equity                                                   230,127           221,703           (8,424)         -3.66%
  Tangible Book Value Per Share                                             7.26              7.22            (0.04)         -0.55%

  Net Income                                                              25,311            24,485             (826)         -3.26%
  Basic Earnings Per Share                                                  0.84              0.84             0.00           0.00%
  Diluted Earnings Per Share                                                0.82              0.79            (0.03)         -3.66%

  At and for the year ended December 31, 2002
  Total Assets                                                         2,257,034         2,261,479            4,445           0.20%
  Total Liabilities                                                    2,010,834         2,024,907           14,073           0.70%
  Stockholders' Equity                                                   221,200           211,572           (9,628)         -4.35%
  Tangible Book Value Per Share                                             7.62              7.54            (0.08)         -1.05%

  Net Income                                                              26,073            24,904           (1,169)         -4.48%
  Basic Earnings Per Share                                                  0.91              0.90            (0.01)         -1.10%
  Diluted Earnings Per Share                                                0.89              0.85            (0.04)         -4.49%

  At and for the nine months ended September 30, 2003
  Total Assets                                                         2,245,130         2,250,729            5,599           0.25%
  Total Liabilities                                                    2,002,867         2,020,289           17,422           0.87%
  Stockholders' Equity                                                   217,263           205,440           (11,823)        -5.44%
  Tangible Book Value Per Share                                             7.71              7.55             (0.16)        -2.08%

  Net Income                                                             $18,953           $16,809           $(2,144)       -11.31%
  Basic Earnings Per Share                                                  0.66              0.60             (0.06)        -9.09%
  Diluted Earnings Per Share                                                0.64              0.57             (0.07)       -10.94%



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

Dollars in thousands, except per share data

                                                                                                         Proforma Impact of Plan
                                                                                                     Amendment on Restated Financial
                                    Proforma Impact of Plan                                            Information as Compared to
                                Amendment on Restated Financial    Previously Reported Financial      Previously Reported Financial
                                          Information             Information as of September 30,    Information as of September 30,
                                    as of September 30, 2003                    2003                              2003
Total Assets                          $       2,250,729                $     2,245,130              $   5,599             0.25%
Total Liabilities                             2,002,867                      2,002,867                      0             0.00%
Stockholders' Equity                            222,862                        217,263                  5,599             2.58%
Tangible Book Value
   Per Share                                       7.92                           7.71                   0.21             2.72%




















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